UNITED STATES
SECURITIES and EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2004

KOGER EQUITY, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation)

1-9997	59-2898045

(Commission File Number)	(IRS Employer Identification No.)

225 NE Mizner Boulevard, Suite 200 Boca Raton, Florida	33432

(Address of principal executive offices)	(Zip Code)

(561) 395-9666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Koger Equity, Inc. (the “Company”) is amending its Form 8-K filed on April 8, 2004, to include (i) a Statement of Revenues and Certain Expenses for the Decoverly Two Building, Decoverly Three Building, Decoverly Six undeveloped parcel of land and Decoverly Seven ground lease (the “Properties”) for the year ended December 31, 2003 as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and (ii) unaudited pro forma financial statements including (a) the Company’s pro forma balance sheet as of December 31, 2003, as if the acquisition of the Properties occurred on December 31, 2003, (b) the Company’s pro forma statement of operations for the year ended December 31, 2003, as if the acquisition of the Properties had occurred on January 1, 2003, and (c) a pro forma statement of estimated taxable operating results and estimated cash to be made available by operations of the Company for the year ended December 31, 2003, as if the acquisition of the Properties had occurred on January 1, 2003.

Item 2. Acquisition or Disposition of Assets.

On April 2, 2004, Koger Equity, Inc. (the “Company”) acquired four properties (the “Properties”), including two Class “A” office buildings, a ground lease and an undeveloped parcel of land located in the Decoverly Office Park in Rockville, Maryland for a purchase price of approximately $42.0 million plus closing costs. The two office buildings aggregate approximately 155,000 square feet of rentable space. The undeveloped land parcel contains 3.2 acres with an approved site plan for a four-story 105,000 square foot office building. The funds required for this acquisition were drawn from proceeds from the Company’s January 2004 common stock offering. The Properties were acquired through the purchase of partnership interests from Boston Properties, Inc., an unrelated third party.

The Company considered various factors in determining the price to be paid for this acquisition. Factors considered included the nature of the tenants and terms of leases in place, opportunities for alternative and new tenancies, historical and expected cash flows, occupancy rates, current operating costs on the Properties and anticipated changes therein under Company ownership, the physical condition and location of the Properties, the need for capital improvements, the anticipated effect on the Company’s financial results, and other factors. The Company took into consideration capitalization rates at which it believed other comparable properties had recently sold. However, the Company determined the price it was willing to pay primarily on the factors discussed above relating to the Properties and their fit into the Company’s existing operations. No separate independent appraisal was obtained in connection with this acquisition.

Item 7. Financial Statements and Exhibits

The following financial statements and pro forma financial information are filed as part of this report.

(a)	Financial Statements of Real Estate Acquired.

Statement of Revenues and Certain Expenses of the Decoverly Two Building, Decoverly Three Building, Decoverly Six undeveloped land and Decoverly Seven ground lease for the year ended December 31, 2003.

(b)	Pro Forma Financial Statements

The unaudited pro forma financial statements set forth (i) the pro forma balance sheet as of December 31, 2003, as if the acquisition had occurred on December 31, 2003, and (ii) the pro forma statement of operations for the year ended December 31, 2003, as if the acquisition had occurred on January 1, 2003. The pro forma financial statements are based upon assumptions contained in the notes thereto and should be read in conjunction with such notes.

The unaudited pro forma financial statements may not necessarily reflect the results of operations or financial position of the Company which would have actually resulted had the acquisition occurred as of the date and for the periods indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Company. Differences would result from various factors, including but not limited to changes in occupancy, rental rates and rental expenses.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders of
Koger Equity, Inc.
Boca Raton, Florida:

We have audited the accompanying statement of revenues and certain expenses of the properties known as the Decoverly Two Building, Decoverly Three Building, Decoverly Six undeveloped land and Decoverly Seven ground lease (the “Properties”) for the year ended December 31, 2003. On April 2, 2004, the Properties were acquired from Boston Properties, Inc., an unrelated third party. This financial statement is the responsibility of the Properties. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K/A of Koger Equity, Inc. dated April 2, 2004, as a result of the acquisition of the Properties. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from future operations of the Properties are excluded and the statement is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants

West Palm Beach, Florida
June 1, 2004

DECOVERLY TWO BUILDING, DECOVERLY THREE BUILDING, DECOVERLY
SIX UNDEVELOPED LAND AND DECOVERLY SEVEN GROUND LEASE
STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 2003

REVENUES:
Base rental income	$4,132,083
Operating expense recovery	183,019
Parking, antennae, and other income	691,777

Total revenues	5,006,879

CERTAIN EXPENSES:
Properties operating	982,327
Real estate and other taxes	697,495
Management costs and fees	119,280

Total certain expenses	1,799,102

REVENUES IN EXCESS OF CERTAIN EXPENSES	$3,207,777

See notes to statement of revenues and certain expenses.

DECOVERLY TWO BUILDING, DECOVERLY THREE BUILDING, DECOVERLY
SIX UNDEVELOPED LAND AND DECOVERLY SEVEN GROUND LEASE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 2003

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Decoverly Two Building, Decoverly Three Building, Decoverly Six undeveloped land and Decoverly Seven ground lease (the “Properties”) consist of two office buildings containing approximately 155,000 square feet of rentable space, an undeveloped parcel of land and a ground lease located in Rockville, Maryland. The Properties were acquired from Boston Properties, Inc., an unrelated third party, on April 2, 2004. The statement of revenues and certain expenses includes information related to the operations of the Properties for the year ended December 31, 2003 as recorded by the Properties’ previous owners, subject to the adjustments described below.

     The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 2003 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired Properties.

     Management’s Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Rental Income — Rental income is recognized on a straight-line basis over the terms of the related leases.

     Properties Operating Expenses — Properties operating expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning, bad debts and other administrative expenses.

     Management Costs and Fees – At the date of acquisition, the Properties were being managed by Boston Properties, Inc. for a period of 90 days for a management fee of approximately three percent of rental receipts plus reimbursement of personnel and other costs related to management of the properties.

DECOVERLY TWO BUILDING, DECOVERLY THREE BUILDING, DECOVERLY
SIX UNDEVELOPED LAND AND DECOVERLY SEVEN GROUND LEASE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 2003

2. OPERATING LEASES

     Operating revenue is principally obtained from business tenant rentals under operating leases. Decoverly Seven consists of a ground lease with a remaining term of 94 years at December 31, 2003 and annual base rent revenues of approximately $571,550 with an escalation provision of 3% per year. Future minimum base rental income under all tenant operating leases as of December 31, 2003 are as follows:

Year ending December 31,	Amount
2004	$4,024,140
2005	4,140,424
2006	2,815,183
2007	643,285
2008	662,583
Thereafter	20,840,150

Total	$33,125,765

     For the year ended December 31, 2003, Spirent Communications contributed approximately 64% of the Properties’ base rental income.

KOGER EQUITY, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
December 31, 2003
(In Thousands)

	Historical			Pro Forma
	Consolidated	Pro Forma		Consolidated
	12/31/2003	Adjustments		12/31/2003
ASSETS
Operating properties:
Real estate	$958,403	$42,200	(a)	$1,000,603
Furniture and equipment	3,599			3,599
Accumulated depreciation	(179,569)			(179,569)

Operating properties — net	782,433	42,200		824,633
Undeveloped land held for investment	10,975			10,975
Undeveloped land held for sale, net	3,041			3,041
Cash and cash equivalents	9,163			9,163
Restricted cash	11,114			11,114
Accounts receivable, net	16,236			16,236
Other assets	15,239			15,239

TOTAL ASSETS	$848,201	$42,200		$890,401

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgages and loans payable	$408,716			$408,716
Accounts payable	4,299			4,299
Accrued real estate taxes payable	1,853			1,853
Accrued liabilities — other	11,016			11,016
Dividends payable	7,824			7,824
Advance rents and security deposits	6,846			6,846

Total Liabilities	440,554	—		440,554

Minority Interest	4,672	—		4,672

Shareholders’ Equity:
Preferred stock	30			30
Common stock	300	20	(a)	320
Capital in excess of par value	546,968	42,180	(a)	589,148
Notes receivable from stock sales	(5,092)			(5,092)
Accumulated other comprehensive loss	(241)			(241)
Retained earnings	(7,405)			(7,405)
Treasury stock, at cost	(131,585)			(131,585)

Total Shareholders’ Equity	402,975	42,200		445,175

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$848,201	$42,200		$890,401

See accompanying notes to unaudited consolidated pro forma financial statements.

KOGER EQUITY, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(In Thousands except per Share Data)

	Historical			Pro Forma
	Consolidated	Pro Forma		Consolidated
	2003	Adjustments		2003
REVENUES
Rental and other rental services	$146,076	$5,007	(a)	$151,083
Management fees	331			331
Interest	307			307

Total revenues	146,714	5,007		151,721

EXPENSES
Properties operations	57,381	1,799	(a)	59,180
Depreciation and amortization	32,687	576	(b)	33,263
Mortgage and loan interest	29,249			29,249
General and administrative	11,138			11,138
Direct cost of management fees	88			88
Other	147			147

Total expenses	130,690	2,375		133,065

INCOME BEFORE GAIN ON SALE OF ASSETS AND INCOME TAXES	16,024	2,632		18,656
Gain on sale of assets	573			573

INCOME BEFORE INCOME TAXES	16,597	2,632		19,229
Income tax (benefit) provision	(94)	89	(c)	(5)

NET INCOME	16,691	2,543		19,234
Dividends on preferred stock	(1,995)			(1,995)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$14,696	$2,543		$17,239

EARNINGS PER COMMON SHARE:
Basic	$.69			$.74

Diluted	$.69			$.73

WEIGHTED AVERAGE COMMON SHARES:
Basic	21,337	2,016		23,353

Diluted	21,448	2,016		23,464

See accompanying notes to unaudited pro forma consolidated financial statements.

KOGER EQUITY, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation

     On April 2, 2004, Koger Equity, Inc. and subsidiaries (the “Company”) acquired the Decoverly Two Building, Decoverly Three Building, Decoverly Six undeveloped land and Decoverly Seven ground lease (the “Properties”). The Properties consist of two office buildings containing approximately 155,000 square feet of rentable space, an undeveloped parcel of land and a ground lease located in Rockville, Maryland and were acquired by the Company from Boston Properties, Inc., an unrelated third party. The statement of revenues and certain expenses includes information related to the operations of the Properties for the year ended December 31, 2003 as recorded by the Properties’ previous owner, subject to the pro forma adjustments described below.

2. Unaudited Pro Forma Consolidated Balance Sheet

     The unaudited pro forma consolidated balance sheet as of December 31, 2003 is based on the historical consolidated balance sheet for the Company presented in the Annual Report on Form 10-K for the year ended December 31, 2003. The unaudited pro forma consolidated balance sheet includes adjustments assuming this acquisition had occurred as of December 31, 2003. Significant pro forma adjustments in the unaudited pro forma consolidated balance sheet include the following:

(a)	The Company purchased the Properties, located in Rockville, Maryland, for approximately $42.0 million plus closing costs. The funds required for this acquisition were drawn from proceeds from the Company’s January 2004 common stock offering. The Company has allocated the purchase price to real estate in the accompanying pro forma consolidated balance sheet. The Company is in the process of determining if any intangible assets were acquired which may result in future adjustments to the allocation of the purchase price.

KOGER EQUITY, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Unaudited Pro Forma Consolidated Statement of Operations

     The unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 is based on the historical consolidated statement of operations for the Company presented in the Annual Report on Form 10-K for the year ended December 31, 2003. The unaudited pro forma consolidated statement of operations includes adjustments assuming that the acquisition of the Properties had occurred as of January 1, 2003. Significant pro forma adjustments in the unaudited pro forma consolidated statement of operations include the following:

(a)	Adjustment required for the historical rental revenues and operating expenses for the Properties. Operating expenses include management costs and fees calculated using the historical management costs of the Properties.

(b)	Adjustment required to reflect depreciation on the Properties, based on the total allocated cost of the acquisition to depreciable assets. The Company uses the straight-line method for depreciation and amortization with an estimated useful life of 39 years for the Properties. As discussed in Note 2(a), the Company has not finalized the allocation of the purchase price. Any change to the allocation may result in changes to depreciation.

(c)	Adjustment required to reflect applicable federal income and state franchise taxes on the Properties’ taxable income. The Properties’ taxable income has been reduced by ninety percent for the dividends required to be paid to the Company’s shareholders to maintain its real estate investment trust status for federal income tax purposes.

KOGER EQUITY, INC. AND SUBSIDIARIES
UNAUDITED STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
AND ESTIMATED CASH TO BE MADE AVAILABLE BY OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003
(In Thousands)

Revenues
Rental and other rental services	$149,386
Management fees	331
Interest	307

Total revenues	150,024

Expenses
Properties operations	59,539
Depreciation and amortization	28,644
Mortgage and loan interest	29,249
General and administrative	8,868
Direct cost of management fees	88
Other	147
Compensation — exercise of stock options	677

Total expenses	127,212

Estimated Taxable Operating Income	22,812
Add Back: Depreciation and Amortization	28,644

Estimated Cash To Be Made Available By Operations	$51,456

Note 1:	This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of the Company for the twelve month period ended December 31, 2003 assuming that the acquisition of the Decoverly Two Building, Decoverly Three Building, Decoverly Six undeveloped land and Decoverly Seven ground lease had occurred on the first day of the twelve month period. However, this statement does not purport to reflect actual taxable results for any period.

Note 2:	Tax depreciation was determined based upon the actual tax depreciation for the Company’s existing portfolio and based upon the assumption that the acquisition of the Decoverly Two Building, Decoverly Three Building, Decoverly Six undeveloped land and Decoverly Seven ground lease had occurred on the first day of the twelve month period.

(c) Exhibits

EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibit Number	Description of Exhibit

23	Consent of Deloitte and Touche LLP

99	Koger Equity, Inc. News Release dated April 5, 2004, which is Exhibit 99 to the Company’s current report on Form 8-K dated April 2, 2004, which Exhibit is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KOGER EQUITY, INC.
Dated: June 1, 2004	By:	/s/ Steven A. Abney
Steven A. Abney
	Title:	Vice President, Finance and Chief Accounting Officer (Principal Financial Officer)